Significant Accounting Policies (Notes)	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Significant Accounting Policies

Description of Business

Omnicare, Inc. ("Omnicare" or the "Company") is a leading healthcare services company that specializes in the management of complex pharmaceutical care. The Company operates two primary businesses, Long-Term Care Group ("LTC") and Specialty Care Group ("SCG"), each serving a different customer population but sharing a common objective: advancing health outcomes at the lowest possible cost. Through LTC, Omnicare is the nation's largest provider of pharmaceuticals and related pharmacy and ancillary services to long-term care facilities as well as chronic care facilities and other settings. SCG provides specialty pharmacy and commercialization services for the biopharmaceutical industry. Omnicare leverages its specialized clinical capabilities and innovative technology solutions across both primary businesses as key components of the value Omnicare believes it provides to its customers. Additional information on the Company's reportable segments is presented at the "Segment Information" note.

In 2013, the Company's end-of-life hospice pharmacy business ("Hospice") as well as certain retail operations ("Retail") qualified for discontinued operations treatment. The results from operations for all periods presented have been revised to reflect the results of these businesses as discontinued operations, including related expenses. See additional information at the "Discontinued Operations" note.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned and majority-owned subsidiaries.  Omnicare consolidates entities in which the Company is the primary beneficiary, in accordance with the authoritative guidance regarding the consolidation of variable interest entities.  All significant intercompany accounts and transactions have been eliminated in consolidation.

Translation of Foreign Financial Statements

In years ended December 31, 2012 and prior, assets and liabilities of the Company’s foreign operations were translated at the year-end rate of exchange, and the income statements were translated at average rates of exchange.  Gains or losses from translating foreign currency financial statements were accumulated in a separate component of stockholders’ equity. With the disposition of its Canadian pharmacy in the third quarter of 2012, the Company had no foreign operations as of December 31, 2013 or 2012.

Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less. Carrying values of cash and cash equivalents approximate fair value due to the short-term nature of these instruments.

Omnicare maintains amounts on deposit with various financial institutions, which may, at times, exceed federally insured limits. However, management periodically evaluates the credit-worthiness of those institutions, and the Company has not experienced any losses on such deposits.

Restricted Cash

Restricted cash primarily represents cash transferred to separate irrevocable trusts for settlement of employee health and severance costs, and cash collected on behalf of third parties.

Fair Value of Financial Instruments

The Company applies the authoritative guidance for fair value measurements, which defines a hierarchy prioritizing the inputs used in fair value measurements.  “Level 1” measurements use quoted prices in active markets for identical assets or liabilities.  “Level 2” measurements use significant observable inputs.  “Level 3” measurements use significant unobservable inputs which require a company to develop its own assumptions.  In recording the fair value of assets and liabilities, companies must use the most reliable measurement available.

See further discussion at the “Fair Value” note.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to credit risk consist primarily of interest-bearing cash and cash equivalents, accounts receivable and fixed to floating interest rate swap agreements.

The Company is exposed to credit risk in the event of default by the financial institutions or issuers of cash and cash equivalents to the extent recorded on the Consolidated Balance Sheets.  Specifically, at any given point in time, the Company has cash on deposit with financial institutions, and cash invested in high quality, short-term money market funds and/or U.S. government-backed repurchase agreements, generally having original maturities of three months or less, in order to minimize its credit risk.

The Company establishes allowances for doubtful accounts based on various factors, including historical credit losses and specifically identified credit risks.  Management reviews the allowances for doubtful accounts on an ongoing basis for appropriateness.  For the years ended December 31, 2013, 2012 and 2011, no single customer accounted for 10% or more of revenues.  The Company generally does not require collateral from its customers relating to the extension of credit in the form of accounts receivable balances.

In 2013, approximately sixty percent of Omnicare’s pharmacy services billings were directly reimbursed by government-sponsored programs.  These programs include primarily federal Medicare Part D, Medicare Part B and, to a lesser extent, the state Medicaid programs.  The remainder of Omnicare’s billings were paid or reimbursed by individual residents or their responsible parties (private pay), facilities and other third-party payors, including private insurers.  A portion of these revenues also are indirectly dependent on government programs.  The table below represents the Company’s approximated payor mix (as a % of annual sales) for the last three years ended:

	December 31,
	2013	2012	2011
Private pay, third-party and facilities (a)	36%	36%	39%
Federal Medicare program (Part D & Part B)	55%	52%	49%
State Medicaid programs	7%	8%	9%
Other sources	2%	4%	3%
Totals	100%	100%	100%

(a) Includes payments from SNFs on behalf of their federal Medicare program-eligible residents (Medicare Part A) and for other services and supplies, as well as payments from third-party insurers and private pay.

Accounts Receivable

The following table is an aging of the Company’s December 31, 2013 and 2012 gross accounts receivable (net of allowances for contractual adjustments, and prior to allowances for doubtful accounts), aged based on payment terms and categorized based on the four primary overall types of accounts receivable characteristics (in thousands):

December 31, 2013	Current and 0-180 Days Past Due	181 Days and Over Past Due	Total
Medicare (Part D and Part B), Medicaid
and Third-Party payors	$195,544	$67,791	$263,335
Facility payors	328,444	146,751	475,195
Private Pay payors	75,655	84,101	159,756
Total gross accounts receivable	$599,643	$298,643	$898,286
December 31, 2012
Medicare (Part D and Part B), Medicaid
and Third-Party payors	$233,807	$163,372	$397,179
Facility payors	350,886	167,474	518,360
Private Pay payors	70,480	100,141	170,621
Total gross accounts receivable	$655,173	$430,987	$1,086,160

Notes Receivable

The Company periodically enters into notes receivable from its customers.  These notes receivable and the related allowance for losses are recorded in the “Other Current Assets” and “Other Non-Current Assets” captions of the Consolidated Balance Sheets, and are not considered material to the consolidated financial position of the Company.  The Company assesses and monitors credit risk associated with notes receivable through review of the customer’s net worth, payment history, long-term debt ratings and/or other information available from recognized credit rating services.  The receivables are periodically assessed for significant changes in credit ratings or other information indicating an increase in exposure to credit risk.  Historic losses on notes receivable have not been material to the consolidated financial position of the Company.

Inventories

Inventories consist primarily of purchased pharmaceuticals and medical supplies held for sale to customers and are stated at the lower of cost or market.  Cost is determined using the first-in, first-out method.  Physical inventories are typically performed on a monthly basis at pharmacy sites, and in all cases the Company’s policy is to perform them at least once a quarter.  Cost of goods sold is recorded based on the actual results of the physical inventory counts.

The Company receives discounts, rebates and/or other price concessions (“Discounts”) relating to purchases from its suppliers and vendors.  When recognizing the related receivables associated with the Discounts, Omnicare accounts for these Discounts as a reduction of cost of goods sold and inventories.  The Company records its estimates of Discounts earned during the period on the accrual basis of accounting, giving proper consideration to whether those Discounts have been earned based on the terms of applicable arrangements, and to the levels of inventories remaining on-hand.  Receivables related to Discounts are regularly adjusted based on the best available information, and to actual amounts as cash is received and the applicable arrangements are settled. Historical estimates have not differed materially from actual results.

Properties and Equipment

Properties and equipment are stated at cost less accumulated depreciation.  Expenditures for maintenance, repairs, renewals and betterments that do not materially prolong the useful lives of the assets are charged to expense as incurred.  Depreciation of properties and equipment is computed using the straight-line method over the estimated useful lives of the assets, which range from three to ten years for computer equipment and software, machinery and equipment, and furniture and fixtures.  Buildings and building improvements are depreciated over 40 years, and leasehold improvements are amortized over the lesser of the initial lease term or their useful lives.  The Company capitalizes certain costs that are directly associated with the development of internally developed software, representing the historical cost of these assets.  Once the software is completed and placed into service, such costs are amortized over the estimated useful lives, ranging from three to ten years.

Leases

Rental payments under operating leases are expensed.  Leases that substantially transfer all of the benefits and risks of ownership of property to Omnicare or otherwise meet the criteria for capitalization are accounted for as capital leases.  An asset is recorded at the time a capital lease is entered into together with its related long-term obligation to reflect its purchase and financing.  Property and equipment recorded under capital leases are depreciated on the same basis as previously described.

Valuation of Long-Lived Assets

Long-lived assets such as property and equipment, software (acquired and internally developed) and investments are reviewed for impairment when events or changes in circumstances indicate that the book carrying amount of the assets may not be recoverable.  An impairment charge is recognized when estimated future undiscounted cash flows expected to result from the use of the asset and its eventual disposition are less than its book carrying amount.

Goodwill, Intangibles and Other Assets

Intangible assets are comprised primarily of goodwill, customer relationship assets, noncompete agreements, technology assets, and trademarks and trade names, all originating from business combinations accounted for as purchase transactions.   The Company has adopted the revised authoritative guidance regarding the testing for goodwill impairment that allows an entity the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is more likely than not that the fair value of a reporting unit is less than the carrying amount then the Company would perform the two step goodwill impairment test. The first step, used to identify potential impairment, is a comparison of the reporting unit's estimated fair value to its carrying value, including goodwill. If the fair value of the reporting unit exceeds its carrying value, applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of impairment and the second step is performed to measure the amount of the impairment, if any. The second step requires the Company to calculate an implied fair value of goodwill at the reporting unit level. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded for the excess.

Intangible assets are amortized over their useful lives.  See further discussion at the “Goodwill and Other Intangible Assets” note.

Debt issuance costs are included in the “Other noncurrent assets” line of the Consolidated Balance Sheets and are amortized over the life of the related debt, and to the put and initial redemption date of December 15, 2015 in the case of the 3.25% Convertible Senior Debentures due 2035.

Insurance Accruals

The Company is self-insured for certain employee health, property and casualty, worker's compensation, medical professional liability and automobile liability insurance claims.  The Company carries a stop-loss umbrella policy for health insurance to limit the maximum potential liability for both individual and aggregate claims for a plan year.  Claims are paid as they are submitted to the respective plan administrators.  The Company records monthly expense for the self-insurance plans in its financial statements for incurred claims, based on historical claims experience and input from third-party insurance professionals in order to determine the appropriate accrual level.  The accrual gives consideration to claims that have been incurred but not yet paid and/or reported to the plan administrator.  The Company establishes the accruals based on the historical claim lag periods, current payment trends for similar insurance claims and input from third-party insurance and valuation professionals. The discount rate utilized in the computation of the property and casualty accrual balance at December 31, 2013 and 2012, was 1.79% and 0.91%, respectively.

Revenue Recognition

In general, Omnicare recognizes revenue when products are delivered or services are rendered or provided to the customer, prices are fixed and determinable and collection is reasonably assured.

A significant portion of the Company’s revenues from sales of pharmaceutical and medical products have been reimbursed by the federal Medicare Part D plan and, to a lesser extent, state Medicaid programs.  Payments for services rendered to patients covered by these programs are generally less than billed charges.  The Company monitors its revenues and receivables from these reimbursement sources, as well as other third-party insurance payors, and records an estimated contractual allowance for certain sales and receivable balances at the revenue recognition date, to properly account for anticipated differences between billed and reimbursed amounts.  Accordingly, the total net sales and receivables reported in the Company’s financial statements are recorded at the amount ultimately expected to be received from these payors.  Since billing functions for a portion of the Company’s revenue systems are largely computerized, enabling on-line adjudication (i.e., submitting charges to Medicare, Medicaid or other third-party payors electronically, with simultaneous feedback of the amount to be paid) at the time of sale to record net revenues, exposure to estimating contractual allowance adjustments is limited primarily to unbilled and/or initially rejected Medicare, Medicaid and third-party claims (typically approved for reimbursement once additional information is provided to the payor).  For the remaining portion of the Company’s revenue systems, the contractual allowance is estimated for all billed, unbilled and/or initially rejected Medicare, Medicaid and third-party claims.  The Company evaluates several criteria in developing the estimated contractual allowances for billed, unbilled and/or initially rejected claims on a monthly basis, including historical trends based on actual claims paid, current contract and reimbursement terms, and changes in customer base and payor/product mix.  Contractual allowance estimates are adjusted to actual amounts as cash is received and claims are settled, and the aggregate impact of these resulting adjustments were not significant to the Company’s operations for any of the periods presented.

Patient co-payments are associated with certain state Medicaid programs, Medicare Part B, Medicare Part D and certain third-party payors and are typically not collected at the time products are delivered or services are rendered, but are billed to the individual as part of the Company’s normal billing procedures.  These co-payments are subject to the Company’s normal accounts receivable collections procedures.

Under certain circumstances, the Company accepts returns of medications and issues a credit memo to the applicable payor.  The Company estimates and accrues for sales returns based on historical return experience, giving consideration to the Company’s return policies.  Product returns are processed in the period received, and are not significant.

Stock-Based Compensation

The Company records compensation costs relating to share-based payment transactions in its financial statements under a fair value recognition model.  Under the provisions of this guidance, share-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense ratably over the requisite service period of the award (usually the vesting period).

Delivery Expenses

Omnicare incurred expenses totaling approximately $164.4 million, $160.4 million and $159.7 million for the years ended December 31, 2013, 2012 and 2011, respectively, to deliver the products sold to its customers.  Delivery expenses are included in the “Selling, general and administrative expenses” line of the Consolidated Statements of Comprehensive Income.

Evaluation of Subsequent Events

The Company evaluated subsequent events through the date the Consolidated Financial Statements were issued.  No matters were identified that would materially impact the Company’s Consolidated Financial Statements or associated disclosures.

Income Taxes

The Company accounts for income taxes using the asset and liability method under which deferred income taxes are recognized for the tax consequences of temporary differences by applying enacted statutory tax rates to differences between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements.

Future tax benefits are recognized to the extent that realization of those benefits are considered to be more likely than not, and a valuation allowance is established for deferred tax assets which do not meet this threshold.

Under the authoritative guidance regarding the accounting for uncertainty in income taxes, which provides guidance for the financial statement recognition and measurement of income tax positions taken or expected to be taken in a tax return, recognition and measurement are considered discrete events.  The recognition threshold is met when it is determined a tax position, based solely on its technical merits, is more likely than not to be sustained upon examination by the relevant taxing authority.  If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements.  A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefit to be recognized in the financial statements.

Accumulated Other Comprehensive Income (Loss)

Accumulated other comprehensive income (loss) consists of the following (in thousands):

	December 31,
	2013	2012
Cumulative foreign currency translation adjustments	$—	$9,722
Translation adjustment recorded as divestiture of business	—	(9,722)
Unrealized gain (loss) on fair value of investments	(702)	(428)
Pension and postemployment benefits	(1,839)	(2,392)
Total accumulated other comprehensive income (loss), net	$(2,541)	$(2,820)

The amounts are net of applicable tax benefits which were inconsequential in the years ended December 31, 2013 and 2012.

Other Charges (Credits)

Other Charges (Credits) consist of the following (in thousands):

	December 31,
	2013	2012	2011
Acquisition and other related costs (1)	$2,300	$1,380	$25,549
Restructuring and other related charges (2)	—	8,956	—
Disposition of businesses (3)	39,245	(1,777)	—
Repack matters - SG&A (4)	—	—	(10,500)
Separation costs (5)	6,760	21,000	1,044
Loss on sale of plane and termination of plane lease (6)	—	1,062	—
Debt redemption loss and costs (7)	51,497	35,092	—
Total - other charges, net	$99,802	$65,713	$16,093

(1)	See further discussion at the “Acquisitions” note.

(2)	See further discussion at the "Restructuring and Other Related Charges" note.

(3)	See further discussion at the "Disposition of Business" caption of this note.

(4)
The year ended December 31, 2011 includes a (credit) of approximately $(10.5) million for insurance recoveries related to the quality control, product recall and fire issues at one of the Company's repackaging locations.

(5)	See additional information at the "Separation Costs" note.

(6)	The Company sold its corporate aircraft in 2012 for a $1 million loss. The year ended December 31, 2012 includes charges relating to the sale of the Company's aircraft.

(7)	See further discussion at the “Debt” note.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Company’s consolidated financial statements in accordance with U.S. GAAP requires management to make estimates, assumptions and judgments that affect the reported amounts of assets, liabilities and stockholders’ equity at the date of the financial statements, the reported amounts of revenues and expenses during the reporting periods and amounts reported in the accompanying notes to consolidated financial statements.  Significant estimates underlying the accompanying consolidated financial statements include the allowance for doubtful accounts and contractual allowance reserve; the net carrying value of inventories; acquisition-related accounting including goodwill and other indefinite-lived intangible assets, and the related impairment assessments; accruals pursuant to the Company’s restructuring initiatives; stock-based compensation; various other operating allowances and accruals (including employee health, property and casualty insurance accruals and related assumptions); fair value determinations; accruals related to pending litigation; and current and deferred tax assets, liabilities and provisions.  Actual results could differ from those estimates depending upon the resolution of certain risks and uncertainties.

Potential risks and uncertainties, many of which are beyond the control of Omnicare, include, but are not necessarily limited to, such factors as overall economic, financial and business conditions; delays and reductions in reimbursement by the government and other payors to Omnicare and/or its customers; the overall financial condition of Omnicare’s customers; the effect of new government regulations, executive orders and/or legislative initiatives, including those relating to reimbursement and drug pricing policies and changes in the interpretation and application of such policies; efforts by payors to control costs; the outcome of disputes and litigation; the outcome of audit, compliance, administrative or investigatory reviews, including governmental/ regulatory inquiries; other contingent liabilities; the ability to consummate pending acquisitions and the successful integration of acquired companies; the final outcomes of divestiture activities; changes in international economic and political conditions; changes in interest rates; changes in the valuation of the Company’s financial instruments, including the swap agreements and other derivative instruments; changes in tax laws and regulations; access to capital and financing; the demand for Omnicare’s products and services; pricing and other competitive factors in the industry; changes in insurance claims experience and related assumptions; the outcome of the Company’s annual goodwill and other identifiable intangible assets impairment assessments; variations in costs or expenses; and changes in accounting rules and standards.

Recently Issued Accounting Standards

In February 2013, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. The amendments in this update require an entity to provide information about the amounts reclassified from accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the income statement or in the notes, significant amounts reclassified from accumulated other comprehensive income by the net income line item. The adoption of this amended guidance on January 1, 2013 did not have a material impact on the Company's consolidated results of operations, financial position or cash flows.

Disposition of Businesses

In 2013, the Company completed the disposition of certain assets, primarily in its medical supply services business, which was not considered significant, individually or in the aggregate, to the operations of Omnicare. The Company recorded a charge on the disposition of these businesses of $39.2 million ($27.5 million after-tax) for the year ended December 31, 2013. These charges are reflected in the "Other charges" caption of the Consolidated Statement of Comprehensive Income (Loss).
In the year ended December 31, 2012, the Company completed the disposition of its Canadian pharmacy and the Company's pharmacy operational software business, which were not considered, individually or in the aggregate, significant to the operations of Omnicare. The Company recorded a gain on the disposition of these businesses of $1.8 million, which is reflected in the "Other charges" caption of the Consolidated Statements of Comprehensive Income.

Reclassifications

Certain reclassifications of prior-year amounts, primarily related to the Company's discontinued operations, have been made to conform with the current-year presentation, none of which were considered material to the Company’s financial statements taken as a whole.